UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2014 (October 1, 2014)
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Rexahn Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15245 Shady Grove Road, Suite 455 Rockville, MD	20850 (Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code: (240) 268-5300

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

On October 1, 2014, Rexahn Pharmaceuticals, Inc. (the “Company”) was notified that the audit practice of ParenteBeard LLC (“ParenteBeard”) an independent registered public accounting firm, was combined with Baker Tilly Virchow Krause LLP (“Baker Tilly”) in a transaction pursuant to which ParenteBeard combined its operations with Baker Tilly and certain of the professional staff and partners of ParenteBeard joined Baker Tilly either as employees or partners of Baker Tilly. On October 1, 2014, ParenteBeard resigned as the auditors of the Company and with the approval of the Audit Committee of the Company’s Board of Directors, Baker Tilly was engaged as its independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or proposed transaction or regarding the type of audit opinion that might be rendered by Baker Tilly on the Company’s financial statements, Baker Tilly did not provide any written report or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue, and the Company did not consult with Baker Tilly regarding any matter that was either the subject of a “disagreement” as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions or a “reportable event” as defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of ParenteBeard regarding the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2013 and 2012, and during the interim period from the end of the most recently completed fiscal year through October 1, 2014, the date of ParenteBeard’s resignation, there were no (i) “disagreements,” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, between the Company and ParenteBeard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ParenteBeard would have caused it to make reference to such disagreement in its reports, or (ii) “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided ParenteBeard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that ParenteBeard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated October 3, 2014, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter from ParenteBeard LLC dated October 3, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.

Dated: October 3, 2014

/s/ Tae Heum Jeong
Tae Heum Jeong
Senior Vice President of Finance and
Chief Financial Officer